Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies.
Commitments and Contingencies

Note 21—Commitments and Contingencies

  Commitments to Fund and Sell Mortgage Loans

June 30, 2013
(in thousands)
Commitments to purchase mortgage loans from PMT	$1,505,403
Commitments to fund mortgage loans	261,911

$1,767,314

Commitments to sell mortgage loans	$4,226,940

  Litigation

        The business of the Company involves the collection of numerous accounts, as well as the validity of liens and compliance with various state and federal lending and servicing laws. Accordingly, the Company is subject to various legal proceedings in the normal course of business. As of June 30, 2013, the Company was not involved in any legal proceedings, claims, or actions that management believes would be reasonably likely to have a material adverse effect on it.

Note 24—Commitments and Contingencies

  Commitments to Fund and Sell Mortgage Loans

December 31, 2012
(in thousands)
Commitments to purchase mortgage loans from PMT	$1,287,405
Commitments to fund mortgage loans	288,769

$1,576,174

Commitments to sell mortgage loans	$2,621,948

  Other Contractual Commitments

        The Company leases its primary office facilities under an agreement that expires on February 28, 2017. The Company also licenses certain software to support its loan servicing operations. Commitments for payments under these agreements are summarized below:

Year	Software Licenses	Office Lease	Less: Office Sublease	Total
	(in thousands)
2013	$2,952	$2,758	$210	$5,500
2014	2,952	3,042	—	5,994
2015	2,214	3,235	—	5,449
2016	—	2,957	—	2,957
2017	—	559	—	559
Thereafter	—	—	—	—

	$8,118	$12,551	$210	$20,459

(1)
Software licenses include both volume and activity-based fees that are dependent on the number of loans serviced during each period and include a base fee of approximately $452,000 per year. Estimated payments for software licenses above are based on the number of loans currently serviced by the Company, which totaled approximately 123,000 at December 31, 2012. Future amounts due may significantly fluctuate based on changes in the number of loans serviced by the Company. For the year ended December 31, 2012, software license fees totaled $2.1 million.

        During 2011, the Company entered into a leasing arrangement to relocate its corporate offices. As a result of that agreement, PennyMac subleased its existing facilities and included a loss relating to the sublease of $1,155,000 in occupancy expense for the nine months ended September 30, 2011. Office lease expense (including the provision for losses on the sublease rents and sublease income) totaled $1,790,000, $2,962,000 and $1,335,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

  Examination of Federal Income Tax Filings

        As of December 31, 2012, the Internal Revenue Service was conducting an examination of PennyMac's federal income tax filings for the year ended December 31, 2010. In March 2013, the IRS examination team concluded their audit of the Company's federal income tax return for the tax year ended December 31, 2010 and subsequently formally notified us that they will not be proposing any changes to the return as originally filed. No other federal or state examination was in progress as of December 31, 2012.

  Litigation

        The business of the Company involves the collection of numerous accounts as well as the validity of liens and compliance with various state and federal lending and servicing laws; as such the Company is subject to various legal proceedings in the normal course of business. As of December 31, 2012, there were no material current or pending claims against the Company.